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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2001

POPE RESOURCES,
A DELAWARE LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-9035	91-1313292
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
19245 10th Avenue NE, Poulsbo, WA	98370
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code:  (360) 697-6626

(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

  Port Ludlow Sale

    On August 7, 2001, Pope Resources sold its 1,300 acre Port Ludlow, Washington resort and real estate development assets to Port Ludlow Associates LLC, a new ownership entity formed by HCV Pacific Partners LLC. The resort assets include the 37-room Heron Beach Inn, a 300-slip saltwater marina, a 27-hole championship golf course, conference center, commercial center, RV park, a restaurant/lounge and related facilities, and water and sewer utilities serving the area. The real estate development assets include approximately 100 developed lots and raw land for the development of 450 additional residential lots that will complete the build-out of this master planned resort community.

    The sales price for the property was approximately $16.7 million, of which approximately two-thirds was in cash and one-third in the form of a three-year note. Cash proceeds will be used to pay down debt associated with the Partnership's recent timberland acquisition in southwest Washington. The purchase price of the property sold was determined using discounted cash flows.

    The note accrues interest at 10% per year and is secured by a deed of trust on the developed and undeveloped lots included in the sale. Partial payment of the note is due as the buyer sells each lot, and payment in full is due on August 8, 2004. Pope also agreed to subordinate its security interest to the construction lender for the improvements on each undeveloped lot, under certain specified conditions.

Item 7.  Financial Statements and Exhibits.

  (a)
  Exhibits

10.1	Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated January 12, 2001.
10.2	Amendment No. 1 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated February 8, 2001.
10.3	Amendment No. 2 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated February 14, 2001.
10.4	Amendment No. 3 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated February 27, 2001.
10.5	Amendment No. 4 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated March 26, 2001.
10.6	Amendment No. 5 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated May 15, 2001.
10.7	Amendment No. 6 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated May 18, 2001.
10.8	Amendment No. 7 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated May 25, 2001.
10.9	Amendment No. 8 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated June 1, 2001.
10.10	Amendment No. 9 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated June 13, 2001.

10.11	Amendment No. 10 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated June 22, 2001.
10.12	Amendment No. 11 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated July 11, 2001.
10.13	Amendment No. 12 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated July 24, 2001.
10.14	Amendment No. 13 to the Real Estate Purchase and Sale Agreement between Pope Resources and HCV Pacific Partners LLC, dated August 1, 2001.
10.15	Stock Purchase Agreement by and between Olympic Water and Sewer, Inc., Olympic Property Group LLC, and Port Ludlow Associates LLC, dated May 29, 2001.
10.16	Amendment No. 1 to Stock Purchase Agreement by and between Olympic Water and Sewer, Inc., Olympic Property Group LLC, and Port Ludlow Associates LLC, dated June 1, 2001.
10.17	Amendment No. 2 to Stock Purchase Agreement by and between Olympic Water and Sewer, Inc., Olympic Property Group LLC, and Port Ludlow Associates LLC, dated June 13, 2001.
10.18	Amendment No. 3 to Stock Purchase Agreement by and between Olympic Water and Sewer, Inc., Olympic Property Group LLC, and Port Ludlow Associates LLC, dated June 22, 2001
10.19	Amendment No. 4 to Stock Purchase Agreement by and between Olympic Water and Sewer, Inc., Olympic Property Group LLC, and Port Ludlow Associates LLC, dated June 29, 2001.
10.20	Amendment No. 5 to Stock Purchase Agreement by and between Olympic Water and Sewer, Inc., Olympic Property Group LLC, and Port Ludlow Associates LLC, dated July 24, 2001.
10.21	Amendment No. 6 to Stock Purchase Agreement by and between Olympic Water and Sewer, Inc., Olympic Property Group LLC, and Port Ludlow Associates LLC, dated August 1, 2001.
10.22	Promissory Note from Port Ludlow Associates LLC to Pope Resources, dated August , 2001.
10.23	Deed of Trust from Port Ludlow Associates LLC to Pope Resources, dated August , 2001.
10.24	Subordination and Release Agreement between Port Ludlow Associates LLC and Pope Resources, dated August , 2001.
99.1	Press Release dated August 8, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPE RESOURCES, A Delaware Limited Partnership
	By:	POPE MGP, INC. Managing General Partner
		By:	/s/ ALLEN E. SYMINGTON Allen E. Symington Chairman and Chief Executive Officer
Dated: August 17, 2001

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements and Exhibits.
SIGNATURES